Exhibit 99.1

        UNION PACIFIC REPORTS INCREASED THIRD QUARTER EARNINGS

Operating Income and Operating Margin Improve for the Second Straight Quarter

FOR IMMEDIATE RELEASE:

OMAHA, Neb., October 27, 2005 – Union Pacific Corporation (NYSE:UNP)

today reported 2005 third quarter net income of $369 million or $1.38 per diluted share.

This quarter’s results include the $118 million after-tax, or $.44 per diluted share, non-

cash income tax expense reduction that the company announced on October 7, 2005.

Excluding the tax item, net income would have been $251 million or $.94 per diluted share. This compares to net income of $202 million or $.77 per diluted share in the third quarter of 2004.

“Our quarterly earnings of $.94 per share represents a solid 22 percent improvement versus last year,” said Dick Davidson, chairman and chief executive officer.

“In addition, operating income and operating margin improved for the second consecutive quarter. Despite two hurricanes and record volumes, our operating team did a tremendous job maintaining and improving network fluidity in the quarter.”

2005 Third Quarter Summary

For the quarter, Union Pacific Corporation reported operating income of $481 million, up 15 percent compared to $418 million for the same period in 2004.

•	Operating revenue grew 13 percent to $3.5 billion versus 2004

•	Operating margin improved to 13.9 percent in the third quarter of 2005 compared to

13.6 percent in 2004

-more-

•	Total commodity revenue reached best-ever quarterly levels, reflecting a 1 percent growth in carloads to a record 2.4 million loads, along with yield improvements and fuel cost recovery under the company’s surcharge programs

•	The Railroad’s average quarterly fuel price including transportation and taxes was

$1.88 per gallon versus $1.25 per gallon a year ago

•	Two of the Railroad’s three key operating metrics, as reported to the Association of

American Railroads, improved in the third quarter of 2005 versus the third quarter of

2004. Higher train speeds, lower terminal dwell times and smaller rail car inventories would all be indicators of better system fluidity. In the face of record demand,

average terminal dwell time decreased 7 percent from 30.1 hours to 28.1 hours and rail car inventory decreased 1 percent to 318,626 cars

•	Average third quarter train speed fell slightly from 21.8 mph in 2004 to 21.6 mph in the third quarter of 2005. Average train speeds have increased more than 1 mph during the first three quarters of 2005 from an average of 20.5 mph in the fourth quarter of 2004.

Third Quarter Railroad Business Revenue Summary versus 2004

    Overall, commodity revenue was up 12 percent as follows:

•	Agricultural up 27 percent

•	Industrial Products up 16 percent

•	Intermodal up 13 percent

•	Chemicals up 9 percent

•	Automotive up 4 percent

•	Energy up 4 percent

-more-

“We saw solid revenue growth in all six of our business segments in the quarter,”

Davidson said. “With the exception of autos, demand across the board continues to be remarkably strong.”

Outlook

“Our Company has seen both financial and operational improvement through the year,” Davidson said. “We continue to be challenged as we work to move record volume across a system that has been stressed by hurricanes along the Gulf Coast and major washouts in Kansas. Nevertheless, efforts to improve our operating efficiency are beginning to show results. Our rail network is more resilient today, and we look forward to continued improvements. The progress we are making, in the face of adversity, is a tribute to the tenacity and hard work of the men and women of Union Pacific.”

The third quarter 2005 net income of $251 million and diluted earnings per share of $.94, which excludes the income tax expense reduction, are non-GAAP measures.

Management believes these measures provide an alternative presentation of results that more accurately reflects on-going Company operations, without the distorting effect of the income tax expense reduction. These measures should be considered in addition to,

not as a substitute for, net income and diluted earnings per share. The following table reconciles third quarter 2005 net income and diluted earnings per share, excluding the income tax expense reduction, to net income and diluted earnings per share:

-more-

For the Quarter Ended September 30, 2005	Net Income (in millions)	Diluted Earnings Per Share
Excluding income tax expense reduction	$251	$0.94
Income tax expense reduction	$118	0.44
Total	$369	$1.38

Union Pacific Corporation owns one of America’s leading transportation companies. Its principal operating company, Union Pacific Railroad, links 23 states in the western two-thirds of the country and serves the fastest-growing U.S. population centers.

Union Pacific’s diversified business mix includes Agricultural Products, Automotive,

Chemicals, Energy, Industrial Products and Intermodal. The railroad offers competitive long-haul routes from all major West Coast and Gulf Coast ports to eastern gateways.

Union Pacific connects with Canada’s rail systems and is the only railroad serving all six major gateways to Mexico, making it North America’s premier rail franchise.

Supplemental financial information is attached.

Additional information is available at our Web site: www.up.com. Our contact for investors is Jennifer Hamann at (402) 544-4227. Our media contact is

Kathryn Blackwell at (402) 544-3753.

**********

        This press release and related materials may contain statements about the Corporation’s future that are not statements of historical fact. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements include, without limitation, statements regarding: expectations as to continued or increasing demand for rail transportation in excess of supply; expectations as to the timing of completion and impact of ongoing track maintenance and restoration work being performed in the Southern Powder River Basin of Wyoming; expectations regarding operational improvements, including the effectiveness of network management initiatives that have been or will be implemented to improve system velocity, customer service and shareholder returns; expectations as to increased returns, cost savings, revenue growth and earnings;

expectations regarding fuel price; the time by which certain objectives will be achieved, including expected improvements in velocity and implementation of network management initiatives; estimates of costs relating to environmental remediation and restoration; proposed new products and services; expectations

-more-

that claims, lawsuits, environmental costs, commitments, contingent liabilities, labor negotiations or agreements, or other matters will not have a material adverse effect on our consolidated financial position,

results of operations or liquidity; and statements concerning projections, predictions, expectations,

estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial and operational results, and future economic performance; and statements of management’s beliefs, expectations, goals and objectives and other similar expressions concerning matters that are not historical facts.

        Forward-looking statements should not be read as a guarantee of future performance or results,

and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations as to operational, service and network fluidity improvements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.

        Important factors that could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-

looking statements include, but are not limited to: whether the Corporation and its subsidiaries are fully successful in implementing their financial and operational initiatives, including those plans and management initiatives to improve system velocity and network performance or otherwise improve operations; industry competition, conditions, performance and consolidation; general legislative and regulatory developments, including possible enactment of initiatives to re-regulate the rail business;

legislative, regulatory and legal developments involving taxation, including enactment of new federal or state income tax rates, revisions of controlling authority and the outcome of tax claims and litigation;

changes in securities and capital markets; natural events such as severe weather, fire, floods, hurricanes and earthquakes; the effects of adverse general economic conditions, both within the United States and globally; any adverse economic or operational repercussions from terrorist activities and any governmental response thereto; war or risk of war; changes in fuel prices; changes in labor costs; labor stoppages; and the outcome of claims and litigation, including those related to environmental contamination, personal injuries, and occupational illnesses arising from hearing loss, repetitive motion and exposure to asbestos and diesel fumes.

        Forward-looking statements speak only as of the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements.

References to our website are provided for convenience and, therefore, information on the website is not,

and should not be construed to be, incorporated by reference herein.

UNION PACIFIC CORPORATION

STATEMENTS OF CONSOLIDATED INCOME

Periods Ended September 30

(Dollars in Millions, Except Per Share Amounts)

(Unaudited)

	Third Quarter			Year-to-Date
	2005	2004	Pct Chg	2005	2004	Pct Chg
Operating Revenues	$3,461	$3,076	13	$9,957	$8,998	11
Operating Expenses
Salaries, Wages, and Employee Benefits	1,093	1,057	3	3,267	3,116	5
Equipment and Other Rents	356	354	1	1,049	1,043	1
Depreciation	294	278	6	875	829	6
Fuel and Utilities	673	459	47	1,809	1,283	41
Materials and Supplies	140	122	15	403	359	12
Purchased Services and Other	424	388	9	1,292	1,277	1

Total Operating Expenses	2,980	2,658	12	8,695	7,907	10

Operating Income	481	418	15	1,262	1,091	16
Other Income - Net	42	30	40	91	66	38
Interest Expense	(124)	(132)	(6)	(384)	(397)	(3)

Income Before Income Taxes	399	316	26	969	760	28
Income Tax Expense	(30)	(114)	(74)	(239)	(235)	2

Net Income	$369	$202	83	$730	$525	39

Basic Earnings Per Share	$1.40	$0.78	79	$2.78	$2.03	37
Diluted Earnings Per Share	$1.38	$0.77	79	$2.75	$2.00	38

October 27, 2005	(1)

UNION PACIFIC RAILROAD

REVENUE DETAIL

Periods Ended September 30

(Unaudited)

	Third Quarter			Year-to-Date
	2005	2004	Pct Chg	2005	2004	Pct Chg
Commodity Revenue (000):
Agricultural	$501,689	$394,051	27	$1,412,852	$1,203,795	17
Automotive	299,345	287,777	4	921,616	910,673	1
Chemicals	474,001	433,087	9	1,373,900	1,272,035	8
Energy	650,913	628,528	4	1,948,133	1,811,686	8
Industrial Products	724,002	622,150	16	2,073,175	1,791,439	16
Intermodal	651,691	578,650	13	1,772,373	1,632,681	9

Total	$3,301,641	$2,944,243	12	$9,502,049	$8,622,309	10

Revenue Carloads:
Agricultural	224,393	209,296	7	655,405	654,932	—
Automotive	185,804	195,272	(5)	588,442	615,465	(4)
Chemicals	230,659	240,176	(4)	694,290	702,257	(1)
Energy	545,887	561,043	(3)	1,645,344	1,641,694	—
Industrial Products	384,844	394,292	(2)	1,140,822	1,146,162	—
Intermodal	861,241	807,869	7	2,399,717	2,303,048	4

Total	2,432,828	2,407,948	1	7,124,020	7,063,558	1

Average Revenue per Car:
Agricultural	$2,236	$1,883	19	$2,156	$1,838	17
Automotive	1,611	1,474	9	1,566	1,480	6
Chemicals	2,055	1,803	14	1,979	1,811	9
Energy	1,192	1,120	6	1,184	1,104	7
Industrial Products	1,881	1,578	19	1,817	1,563	16
Intermodal	757	716	6	739	709	4

Total	$1,357	$1,223	11	$1,334	$1,221	9

October 27, 2005	(2)

UNION PACIFIC CORPORATION

STATEMENTS OF CONSOLIDATED FINANCIAL POSITION

As of September 30, 2005 and December 31, 2004

(Dollars in Millions)

(Unaudited)

	September 30, 2005	December 31, 2004
Assets:
Cash and Temporary Investments	$337	$977
Other Current Assets	1,724	1,313
Investments	780	767
Properties - Net	31,821	31,014
Other Assets	509	518

Total	$35,171	$34,589

Liabilities and Shareholders’ Equity:
Current Portion of Long Term Debt	$143	$150
Other Current Liabilities	2,628	2,366
Long Term Debt	7,323	7,981
Deferred Income Taxes	9,421	9,180
Other Long Term Liabilities	2,285	2,257
Common Shareholders’ Equity	13,371	12,655

Total	$35,171	$34,589

October 27, 2005	(3)

UNION PACIFIC CORPORATION

STATEMENTS OF CONSOLIDATED CASH FLOWS

For the Nine Months Ended September 30

(Dollars in Millions)

(Unaudited)

	2005	2004
Operating Activities:
Net Income	$730	$525
Depreciation	875	829
Deferred Income Taxes	152	331
Other	(62)	37

Cash Provided by Operating Activities	1,695	1,722

Investing Activities:
Capital Investments	(1,676)	(1,348)
Other	58	34

Cash Used in Investing Activities	(1,618)	(1,314)

Financing Activities:
Dividends Paid	(235)	(232)
Debt Repaid	(662)	(427)
Financings and Other - Net	180	638

Cash Used in Financing Activities	(717)	(21)

Net Change in Cash and Temporary Investments	$(640)	$387

Non-Cash Capital Lease Financings	$—	$—

October 27, 2005	(4)

APPENDIX

UNION PACIFIC CORPORATION

OPERATING AND FINANCIAL STATISTICS

Periods Ended September 30

(Unaudited)

	Third Quarter				Year-to-Date
	2005	2004	Pct Chg		2005	2004	Pct Chg
Operating Statistics:
Revenue Carloads (Thousands)	2,433	2,408	1		7,124	7,064	1
Revenue Ton-Miles (Billions)	138.2	138.6	—		412.5	409.3	1
Gross Ton-Miles (GTMs) (Billions)	263.4	262.8	—		781.8	775.3	1
Operating Margin	13.9%	13.6%	0.3	pt	12.7%	12.1%	0.6	pt
Operating Ratio	86.1%	86.4%	(0.3	) pt	87.3%	87.9%	(0.6	) pt
Average Employees	49,388	49,021	1		49,423	48,081	3
GTMs (Millions) per Average Employee	5.33	5.36	(1)		15.82	16.12	(2)
Average Fuel Price Per Gallon	$1.88	$1.25	50		$1.66	$1.14	46
Fuel Consumed in Gallons (Millions)	334	340	(2)		1,013	1,034	(2)
Fuel Consumption Rate (Gal per 000 GTM)	1.27	1.29	(2)		1.30	1.33	(2)
AAR Reported Performance Measures:
Average Train Speed (Miles per Hour)	21.6	21.8	(1)		21.3	21.7	(2)
Average Terminal Dwell Time (Hours)	28.1	30.1	(7)		28.3	30.3	(7)
Average Rail Car Inventory	318,626	322,347	(1)		319,523	323,023	(1)
Financial:
Weighted Average Shares - Basic (Millions)	264.0	259.0	2		262.7	258.9	1
Weighted Average Shares - Diluted (Millions)	267.1	261.6	2		265.7	261.9	1
Effective Tax Rate	7.5%	36.1%	(28.6	) pt	24.7%	30.9%	(6.2	) pt
Debt to Capital (a)					35.8%	39.1%	(3.3	) pt
Lease Adjusted Debt to Capital (b)					44.0%	45.1%	(1.1	) pt
Free Cash Flow (Millions) (c)					$(158)	$176	U

(a)	Debt to capital is computed as follows: total debt divided by total debt plus equity. The 2004 percentage is as of December 31, 2004.

(b)	Lease adjusted debt to capital is computed as follows: total debt plus net present value of operating leases divided by total debt plus equity plus net present value of operating leases. The 2004 percentage is as of December 31, 2004.

(c)	Free cash flow is a non-GAAP measure; however, we believe that it is important in evaluating our financial performance and measures our ability to generate cash without incurring additional external financings. The following table reconciles cash provided by operating activities (GAAP measure) to free cash flow:

	Year-to-Date
	2005	2004
Cash Provided by Operating Activities	$1,695	$1,722
Cash Used in Investing Activities	(1,618)	(1,314)
Dividends Paid	(235)	(232)
Non-Cash Capital Lease Financings	—	—

Free Cash Flow	$(158)	$176

October 27, 2005	(A-1)

UNION PACIFIC CORPORATION

STATEMENTS OF CONSOLIDATED INCOME

By Quarter and Year-to-Date 2005

(Dollars in Millions, Except Per Share Amounts)

(Unaudited)

	Period Ended:			Year-to-Date September 30
	March 31	June 30	September 30
Operating Revenues	$3,152	$3,344	$3,461	$9,957
Operating Expenses
Salaries, Wages, and Employee Benefits	1,099	1,075	1,093	3,267
Equipment and Other Rents	353	340	356	1,049
Depreciation	289	292	294	875
Fuel and Utilities	539	597	673	1,809
Materials and Supplies	135	128	140	403
Purchased Services and Other	424	444	424	1,292

Total Operating Expenses	2,839	2,876	2,980	8,695

Operating Income	313	468	481	1,262
Other Income - Net	20	29	42	91
Interest Expense	(132)	(128)	(124)	(384)

Income Before Income Taxes	201	369	399	969
Income Tax Expense	(73)	(136)	(30)	(239)

Net Income	$128	$233	$369	$730

Basic Earnings Per Share	$0.49	$0.89	$1.40	$2.78

Diluted Earnings Per Share	$0.48	$0.88	$1.38	$2.75

October 27, 2005	(A-2)

UNION PACIFIC RAILROAD

REVENUE DETAIL

By Quarter and Year-to-Date 2005

(Unaudited)

	Period Ended			Year-to-Date September 30
	March 31	June 30	September 30
Commodity Revenue (000):
Agricultural	$447,902	$463,261	$501,689	$1,412,852
Automotive	293,105	329,166	299,345	921,616
Chemicals	441,019	458,880	474,001	1,373,900
Energy	667,783	629,437	650,913	1,948,133
Industrial Products	630,196	718,977	724,002	2,073,175
Intermodal	523,927	596,755	651,691	1,772,373

Total	$3,003,932	$3,196,476	$3,301,641	$9,502,049

Revenue Carloads:
Agricultural	215,755	215,257	224,393	655,405
Automotive	192,317	210,321	185,804	588,442
Chemicals	227,742	235,889	230,659	694,290
Energy	573,987	525,470	545,887	1,645,344
Industrial Products	358,560	397,418	384,844	1,140,822
Intermodal	731,843	806,633	861,241	2,399,717

Total	2,300,204	2,390,988	2,432,828	7,124,020

Average Revenue per Car:
Agricultural	$2,076	$2,152	$2,236	$2,156
Automotive	1,524	1,565	1,611	1,566
Chemicals	1,936	1,945	2,055	1,979
Energy	1,163	1,198	1,192	1,184
Industrial Products	1,758	1,809	1,881	1,817
Intermodal	716	740	757	739

Total	$1,306	$1,337	$1,357	$1,334

October 27, 2005	(A-3)